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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 16, 1996





                               TELXON CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      DELAWARE                     0-11402                  74-1666060
(STATE OR OTHER JURISDICTION     (COMMISSION              (IRS EMPLOYER
   OF INCORPORATION)              FILE NUMBER)             IDENTIFICATION NO.)

                  3330 WEST MARKET STREET, AKRON, OHIO 44333
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       ISSUER'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (330) 867-3700





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ITEM 5.  OTHER EVENTS.

          Effective August 16, 1996, certain terms of the $100 million revolving credit facility maintained by Telxon Corporation (the "Company" or the "Registrant") with The Bank of New York, as Agent for an eight-bank lending group, were amended as set forth in the agreements attached as Exhibits 10.3.2.a and 10.3.2.b to this Current Report, which are by this reference incorporated herein. Thereafter the Company entered into the agreements attached as Exhibits 10.3.8 and 10.3.8.a to this Current Report, which are by this reference incorporated herein, in order to make coordinating changes to its supplemental $20 million revolving credit facility with Bank One, Akron, NA. Both sets of agreements conditionally grant a security interest in certain assets of the Company which will only become effective if the Company were to become in default under the Bank of New York facility and then only if the requisite lenders under that facility were to direct that the security documents be filed.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         10.3.2.a Amendment No. 1, dated as of August 6, 1996, to the Credit Agreement between the Registrant, the lenders party thereto from time to time and The Bank of New York, as letter of credit issuer, swing line lender and agent for the lenders, dated as of March 8, 1996, filed herewith.

         10.3.2.b Security Agreement, dated as of August 6, 1996, by and among the Registrant and The Bank of New York, as Agent, filed herewith.

         10.3.8 Business Purpose Revolving Promissory Note (Swing Line) made by the Registrant in favor of Bank One, Akron, N.A., dated August 6, 1996 (in replacement of the Business Purpose Revolving Promissory Note (Swing Line) made by the Registrant in favor of Bank One, Akron, N.A., dated March 20, 1996), filed herewith.

         10.3.8.a Bank One Security Agreement, dated as of August 6, 1996, by and among the Registrant and Bank One, Akron, N.A., filed herewith.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TELXON CORPORATION



DATE: October 15, 1996                  By: /s/ Glenn S. Hansen
                                           -------------------
                                            Glenn S. Hansen
                                            Vice President, Legal Administration
                                             and Corporate Counsel


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                              INDEX TO EXHIBITS

                                   --------

                              Telxon Corporation
                          Current Report on Form 8-K
                  (Earliest Event Reported: August 16, 1996)

10.3.2.a Amendment No. 1, dated as of August 6, 1996, to the Credit Agreement between the Registrant, the lenders party thereto from time to time and The Bank of New York, as letter of credit issuer, swing line lender and agent for the lenders, dated as of March 8, 1996, filed herewith.

10.3.2.b Security Agreement, dated as of August 6, 1996, by and among the Registrant and The Bank of New York, as Agent filed herewith.

10.3.8 Business Purpose Revolving Promissory Note (Swing Line) made by the Registrant in favor of Bank One, Akron, NA, dated August 6, 1996, (in replacement of the Business Purpose Revolving Promissory Note (Swing Line) made by the Registrant in favor of Bank One, Akron, NA, dated March 20, 1996), filed herewith.

10.3.8.a Bank One Security Agreement, dated as of August 6, 1996, by and among the Registrant and Bank One, Akron, NA, filed herewith.